Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Goldrich Mining Company, (the "Company") on Form 10-Q for the period ending June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Schara, Chief Executive Officer, President and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Goldrich Mining Company.

        /s/ William Schara                                                                          DATE:  August 20, 2012

       William Schara, Chief Executive Officer and President

A signed original of this written statement required by Section 906 has been provided to Goldrich Mining Company and will be retained by Goldrich Mining Company to be furnished to the Securities and Exchange Commission or its staff upon request.